Exhibit 4.18



                     Schedule of Holders of Form of Warrant

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Robert J. Conrads
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Michael J. Gordon
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J.F. Shea Co., Inc. as Nominee 1997-69
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Jackson Hole Investments Acquisition LP
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Keys Foundation, Curacao, Netherlands, Antilles
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Arthur J. Nagle
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Kevin P. Newman
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Palmetto Partners, Ltd.
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Tis Prager
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David W. Ruttenberg
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Myron M. Teitelbaum, M.D.
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Melvyn I. Weiss
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Bruno Widmer
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Ross D. Ain
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Beagle Limited
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James W. Brady
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Elliott Broidy
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Archibald Cox, Jr.
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Eckardt C. Beck, Defined Pension Plan U/A
1/1/95
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Ellen I. Kaplan Revocable Trust
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Howard Gittis
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Gilbert Goldstein, Paul Shapiro Trustees, UIT
Howard Gittis, dated 12/23/88
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John M. Goodman
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



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HJK, LLC
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IMS Global Investments X, Ltd.
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John S. Osterweis, Trustee for The Osterweis
Revocable Trust U/A dated 1/13/93
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Charles Jurgensmeyer
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Donald R. Kendall, Jr.
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Lawrence & Shirley Kessel
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John LaRocque
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Lincoln Wood Investment
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John Loeb, Jr.
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Richard A. & Gay C. Lydecker
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Paul D. & Rebecca L. Ostrovsky
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Steven N. Ostrovsky
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Pequot Scout Fund, LP
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Louis Reaback
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Raymond Reaback
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William Kymmerly Murphy & Linda Carolyn
Murphy Revocable Trust
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Wolfson Equities
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The Alfred J. Anzalone Family Limited
Partnership
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Alae Partners
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Morris A. Arntson, Jr.
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Raul Baz
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Lawrence Bernstein
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Barry Birbrower, P.C. Profit Sharing Trust
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Bios Equity Fund L.P.
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Thomas L. Cassidy IRA Rollover
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




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Couderay Partners
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Edward Dworetzky
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Norma Dworetzky
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Roxanne H. Frank Revocable Trust
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Ben & Sharyn Friedman
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Gallans & Brooks Associates, Inc. Pension Fund
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Shelley Garfinkel
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Joseph Giamanco
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Alan and Paula Halperin
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Irving B. Harris Revocable Trust
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Paul R. Herman
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Fred Holubow
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Porlana Capital Corp. PTE Ltd.
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Harry Huang & Adrienne Masters
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Jerome Kahn Jr. Revocable Trust
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Roger S. Lash
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Donna Lipman and Lawrence Lipman, Tenants in
Common
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Roy and Marlena Schaefer, JTWROS
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Harris R.L. Lydon, Jr.
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Geo. Manos & Associates, Inc.
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Mike McCullick
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Mileam II
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James J. Pelts
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Pictet Bank & Trust Naussau Ltd.
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Furman Selz, LLC
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James K. Ramaker
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




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Michael Resnick
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David Rosenbaum and Margot Kahn JTWROS
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Melvin Spencer
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Joseph Strassman and Barbara Strassman
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Juris Vitols
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Westbury Nursery Products Ltd.
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Gabriel Zambrano
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Mauricio Arias
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Philip J. Angelastro
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Mario Aristizabal
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Robert S. Bogatin Trust UDT 3/15/91
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Jack R. Cline, Jr.
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James L. Dritz
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Anthony J. Gerace
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Stuart Goldberg and Rhoda Goldberg JTWROS
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Patrick M. Kane
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Albert Milstein
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Joseph A. Natiello
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Maria-Eugenia A. de Salas-Porras
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Sandra Schawelson
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Andrew Strassman
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Richard Strassman
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Tokenhouse Trading Company Limited
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Rodrigo Villamizar
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Donald E. and Virginia V. Vinson Trust
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Martin G. Ballweg
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Richard Berry, MD & Beverly Berry
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



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Ronald W. Braziel
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Tommy L. Davis
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Praful Desai, MD
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J. William Doyle
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A. Mark Gambee, MD and Karen D. Todd, MD
JTWROS
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Hawk Management and Financial Services, Inc.
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Edward F. Heil
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Michael Joyce
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Donald B. and Sylvia A. Kaiserman
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George & Mary Ellen Kimble
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Harold Ksiazek and Jeanette Ksiazek
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Brad Levine DMD
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Hyman A. Lezell Revocable Trust
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Donald W. Linscott
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Stephen A. Lisenby and Patricia J. Lisenby
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Mike & Terry Miller
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Donald Minerva
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Thomas C. Siirola
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William S. Silver
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Aries Domestic Fund, L.P.
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The Aries Trust
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Continental Consulting Corporation
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Ery W. Kehaya
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Pharm-Eco Laboratories, Inc.
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


THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE. THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE FURTHER RESTRICTED AS DESCRIBED HEREIN.

No. CW-_____________                   __________ Class C Warrants


                            VOID AFTER APRIL 8, 2003

                    CLASS C WARRANT CERTIFICATE FOR PURCHASE
                                 OF COMMON STOCK

                                  PROCEPT, INC.


                  This certifies that FOR VALUE RECEIVED
___________________________________________________________________________
________________ _____________________________ or registered assigns (the
"Registered Holder") is the owner of the number of Class C Warrants ("Class C Warrants") specified above. Each Class C Warrant represented hereby initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Warrant Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Common Stock, par value $.01 per share ("Common Stock"), of Procept, Inc., a Delaware corporation (the "Company"), at any time between April 9, 1998, and the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of American Stock Transfer & Trust Company, as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of the Purchase Price (as defined in the Warrant Agreement) in lawful money of the United States of America in cash or by official bank or certified check made payable to the Company.

                  This Warrant Certificate and each Class C Warrant represented hereby are issued pursuant to, and are subject in all respects to, the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement"), dated January 27, 1998, by and among the Company, the Warrant Agent and Paramount Capital, Inc.

                  In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price or the number of shares of Common Stock subject to purchase upon the exercise of each Class C Warrant represented hereby are subject to modification or adjustment.

                  Each Class C Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Common Stock will be issued. In the case of the exercise of fewer than every Class C Warrant represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Class C Warrants.

                  The term "Expiration Date" shall mean 5:00 P.M. (New York time) on April 8, 2003, or such earlier date as the Class C Warrants shall be redeemed. If such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then the Expiration Date shall mean 5:00 P.M. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close. Upon notice to all Registered Holders of the Class C Warrants, the Company shall have the right to extend the Expiration Date.

                  The Registered Holder of this Class C Warrant shall have the registration rights as provided in Section 5 of the Subscription Agreement (the "Subscription Agreement") dated as of the date hereof between the Company and such Registered Holder. The Class C Warrants represented hereby shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

                  This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Class C Warrants, each of such new Warrant Certificates to represent such number of Class C Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any applicable transfer fee per certificate in addition to any tax or other governmental charge imposed in connection therewith, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Class C Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

                  Prior to the exercise of any Class C Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

                  Subject to Section 8 of the Warrant Agreement, the Class C Warrants represented hereby may be redeemed at the option of the Company, at a redemption price of $.01 per Class C Warrant (subject to adjustment under the circumstances set forth in Section 8 of the Warrant Agreement) (the "Redemption Price"). Notice of redemption shall be given not later than the sixtieth day before the date fixed for redemption, all as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no rights with respect to the Class C Warrants represented hereby except to receive the Redemption Price upon surrender of this Warrant Certificate.

                  Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Class C Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

                  The Company has agreed to pay a fee of 5% of the Purchase Price to Paramount Capital, Inc. under certain conditions as specified in the Warrant Agreement upon the exercise of the Class C Warrants represented hereby. Any costs incurred by the Placement Agent in connection with the solicitation of Class C Warrant exercises or the redemption of Class C Warrants shall be reimbursed by the Company.

                  This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile, by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

PROCEPT, INC.


Dated:  April 9, 1998 By:________________________________


                      By:________________________________


Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, as Warrant Agent


By:
         Authorized Officer


                                SUBSCRIPTION FORM

                     To Be Executed by the Registered Holder
                      in Order to Exercise Class C Warrants


                  The undersigned Registered Holder hereby irrevocably elects to exercise _________ Class C Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Class C Warrants, and requests that certificates for such securities shall be issued in the name of

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
NUMBER

                  --------------------------------------------

                  --------------------------------------------

                  --------------------------------------------

                  --------------------------------------------
                     [please print or type name and address]

and be delivered to
                 --------------------------------------------

                  --------------------------------------------

                  --------------------------------------------

                  --------------------------------------------
                      [please print or type name and address]


and if such number of Class C Warrants shall not be all the Class C Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Class C Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

                  The undersigned represents that the exercise of the within Class C Warrant was solicited by a member of the National Association of Securities Dealers, Inc. If not solicited by an NASD member, please write "unsolicited" in the space below. Unless otherwise indicated by listing the name of another NASD member firm, it will be assumed that the exercise was solicited by Paramount Capital, Inc.


(Name of NASD Member)


Dated: __________________________   X



Address



Taxpayer Identification Number



Signature Guaranteed

                                   ASSIGNMENT


                     To Be Executed by the Registered Holder
                       in Order to Assign Class C Warrants


FOR VALUE RECEIVED,__________________________________ hereby sells, assigns and transfers unto


   PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
NUMBER

                  --------------------------------------------

                  --------------------------------------------

                  --------------------------------------------

                  --------------------------------------------
                     [please print or type name and address]

________________________________ of the Class C Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints
------------------------------

--------------------------------------------------------------
________________ Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.


Dated:  ____________________ X_________________________
                              Signature Guaranteed


                           --------------------------


THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A MEMBER OF THE MEDALLION STAMP PROGRAM.